SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A
                                 Amendment No. 3


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report:   November 1, 2005      Commission File No. 000-28813

                            NEW CENTURY ENERGY CORP.
             (Exact name of registrant as specified in its charter)

                                    COLORADO
         (State or other jurisdiction of incorporation or organization)

                                   93-1192725
                      (IRS Employer Identification Number)

                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057
                    (Address of principal executive offices)

                                 (713) 266-4344
                               (Telephone number)

     This third Amended Report on Form 8-K is being filed by the Registrant to include additional information in connection with the audited Statements of Income and Owners' Net Investment, Statements of Cash Flow and Note 3 - Supplemental Oil and Gas Information in regards to the third acquisition of the Lindholm-Hanson Gas Unit. Note 5 - Subsequent Events has also been updated with current information. The Pro Forma Financial Information has been changed to include the effects of income tax relating to each acquisition and the Management's Discussion and Analysis of Financial Condition has also been changed for added clarity. Additionally, the Registrant has revised the section entitled "Liquidity and Capital Resources" in connection with the updated information provided in the financial statements contained herein to provide a more detailed disclosure of the financial information presented; however, the Registrant has not included information in the section entitled "Liquidity and Capital Resources" regarding the Registrant's most recent financial information or events which have occurred subsequent to its original Form 8-K filing under this section, and investors are urged to review the Registrant's most recent periodic reports and reports on Form 8-K filings for updated information regarding the Lindholm-Hanson Gas Unit and the Registrant's operations.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On November 1, 2005, New Century Energy Corp. (the "Company," "we," "us"), entered into a Purchase and Sale Agreement ("Agreement") with Mr. Gerald W. Green, the "Seller." Pursuant to the Agreement, we agreed to purchase certain interests in and to certain oil and gas leases which are located within and adjacent to the Lindholm-Hanson Gas Unit in the Wishbone Field in McMullen County, Texas, located 80 miles south of San Antonio, Texas (the "Unit"), for $1,890,000, which we funded from our current cash flows and operations. The interests purchased total a 1.75% working interest and a 1.3125% net revenue interest in the leases (the "Interest"). On January 3, 2006, we closed the purchase of the Interest, and our total ownership of interests within the Lindholm-Hanson Gas Unit increased to a 15.20% working interest and a 12.2140% net revenue interest and our total ownership of the Lindholm fee #1 well, which is outside of the Unit includes a 12.10% working interest and an 8.9820% net revenue interest.

     The effective date of the sale of the Seller's Interest is October 1, 2005 (the "Effective Date"). The closing date for the purchase was November 22, 2005, but was subsequently extended to January 3, 2006, through an Amendment to Purchase and Sale Agreement dated November 2, 2005 (the "Amendment" and the "Closing"). The Amendment also provided that we would equally share the net revenue of the Interest with the Seller for the month of October 2005; provided that we would wire Seller a deposit in the amount of 10% of the purchase price of the Interest, which deposit is refundable to us only in the event that Seller does not have clear title to the Interest at the time of closing; that we will be responsible for all Approval for Expenditures ("AFE") on the new proposed Lindholm-Hanson #9 well, which is planned to spud within thirty days of the Amendment; that any monies paid by Seller in connection with the #9 well prior to October 1, 2005, will be repaid to Seller by us; that we will be responsible for all AFE charges from the date of the Amendment for the workover on the #4 well; and that Seller shall be refunded for all unused and prepaid expenses with U.S. Enercorp, Ltd. for drilling the #11 and Fee #1 wells.

    Additionally, under the Agreement, we agreed to assume all duties and obligations of the Seller, express and implied, with respect to the purchased Interest, including those arising under any lease, contract, agreement, document, permit, applicable law, statute or rule, regulation, or order of any governmental authority and defend, indemnify and hold Seller harmless from and pay or reimburse Seller for any and all claims in connection with the duties and obligations of Seller in connection with the ownership of the Interest, before or after the Effective Date, except (a) to the extent any such claim has been asserted against Seller prior to the Effective Date, (b) as set forth in the Agreement, or (c) any claim that is expressly assumed by Seller.

     We also agreed to defend, indemnify and hold Seller harmless from and pay or reimburse Seller for any and all claims for damage to the environment, environmental  cleanup,  remediation  or  compliance,  or  for any other relief, arising directly or indirectly from or incident to the use, occupation, operation, maintenance or abandonment of any of the Interest, or condition of the Interest, whether latent or patent, including without limitation, contamination of the property or premises with Naturally Occurring Radioactive Materials ("NORM"), whether such claim was caused by Seller's negligence or strict liability, whether in law or equity, excluding Seller, Seller's agents, employees or contracts gross negligence or willful misconduct.

     The Agreement called for certain assets to be excluded from the sale of the leases including:

     A) All minute books, tax returns, partnership documents of Seller and their business records not related to the purchased interests;

     B) All records that were (i) proprietary in nature, (ii) covered by the attorney-client privilege or work product doctrine, (iii) not readily severable from Seller's general records, or (iv) required by applicable law to be retained by Seller;

     C) All rights and claims arising, occurring, or existing in Seller prior to the Effective Date including, but not limited to, any and all contract rights, claims penalties, receivables, revenues, recoupment rights, rights of reimbursement, audit rights, recovery rights (excepting gas imbalances), accounting adjustments, mispayments, erroneous payments or other claims of any nature relating solely to any time period prior to the Effective Date; and

     D) Any claims, rights and interests of Seller or any of Seller's affiliates in and to any refunds of taxes or fees of any nature whatsoever which relate solely to and arise out of the period prior to the Effective Date.

     All production of oil, gas and other minerals from the Interest prior to the Effective Date and all proceeds from the sale of such production remained the property of the Seller under the Agreement. All such production upon and after the Effective Date and all proceeds from the sale thereof (other than the one-half the net revenue interest from the Interest granted to Seller pursuant to the Amendment) will be our property. We assumed all rights and/or liabilities of Seller arising from any gas imbalances affecting the Interest as of the Effective Date and thereafter.

     We paid Seller the $189,000 for the 10% deposit on the Interest on November 2, 2005 and paid the remaining $1,701,000 due to the Seller in connection with the purchase price of the Interest at the Closing. Additionally, at the closing and in accordance with the provisions of the Agreement, the Seller paid us the proceeds actually received by Seller and attributable to production during the period between the Effective Date and the Closing. At the time of Closing, we reimbursed Seller approximately $154,750 for drilling and development costs assumed by us and attributable to the ownership and operation of the purchased leases which were paid by Seller and incurred at or after the Effective Date.

MANAGEMENT'S  DISCUSSION  AND  ANALYSIS

     THE FOLLOWING MANAGEMENT'S DISCUSSION AND ANALYSIS OF OPERATIONS CONTAINS FORWARD LOOKING STATEMENTS WHICH INVOLVE RISKS AND UNCERTAINTIES WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT INCLUDED IN THIS SECTION REGARDING OUR FINANCIAL POSITION AND LIQUIDITY, STRATEGIC ALTERNATIVES, FUTURE CAPITAL NEEDS, BUSINESS STRATEGIES AND OTHER PLANS AND OBJECTIVES OF OUR MANAGEMENT FOR FUTURE OPERATIONS AND ACTIVITIES, ARE FORWARD LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON CERTAIN ASSUMPTIONS AND ANALYSES MADE BY OUR MANAGEMENT IN LIGHT OF ITS EXPERIENCE AND ITS PERCEPTION OF HISTORICAL TRENDS, CURRENT CONDITIONS, EXPECTED FUTURE DEVELOPMENTS AND OTHER FACTORS IT BELIEVES ARE APPROPRIATE UNDER THE CIRCUMSTANCES. SUCH FORWARD LOOKING STATEMENTS ARE SUBJECT TO UNCERTAINTIES THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM SUCH STATEMENTS. SUCH UNCERTAINTIES INCLUDE BUT ARE NOT LIMITED TO: THE VOLATILITY OF THE OIL AND GAS INDUSTRY; CHANGES IN COMPETITIVE FACTORS AFFECTING OUR OPERATIONS; RISKS ASSOCIATED WITH THE ACQUISITION OF MATURE OIL AND GAS PROPERTIES, INCLUDING ESTIMATES OF RECOVERABLE RESERVES, FUTURE OIL AND GAS PRICES AND POTENTIAL ENVIRONMENTAL AND PLUGGING AND ABANDONMENT LIABILITIES; OUR DEPENDENCE ON KEY PERSONNEL AND CERTAIN CUSTOMERS; RISKS OF OUR GROWTH STRATEGY, INCLUDING THE INHERENT RISK IN ACQUIRING MATURE OIL AND GAS PROPERTIES; OPERATING HAZARDS, INCLUDING THE SIGNIFICANT POSSIBILITY OF ACCIDENTS RESULTING IN PERSONAL INJURY, PROPERTY DAMAGE OR ENVIRONMENTAL DAMAGE; THE EFFECT ON OUR PERFORMANCE OF REGULATORY PROGRAMS AND ENVIRONMENTAL MATTERS INCLUDING POLITICAL AND ECONOMIC UNCERTAINTIES. THESE AND OTHER UNCERTAINTIES RELATED TO OUR BUSINESS ARE DESCRIBED IN DETAIL IN OUR ANNUAL REPORT ON FORM 10-KSB/A FOR THE YEAR ENDED

DECEMBER 31, 2004. ALTHOUGH WE BELIEVE THAT THE EXPECTATION REFLECTED IN SUCH FORWARD LOOKING STATEMENTS ARE REASONABLE, WE CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO BE CORRECT. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY OF OUR FORWARD LOOKING STATEMENTS FOR ANY REASON.

                           RESULTS OF OPERATIONS

     We acquired a 1.75 percent working interest and a 1.3125 percent net revenue interest in certain pooled leases in the Lindholm-Hanson Gas Unit and Wells (the "Assets") on November 1, 2005, with an effective date of October 1, 2005. We have provided a discussion below of the results of operations for the period from January 1, 2005 through November 1, 2005, for the acquired Assets. The Lindholm- Hanson Gas Unit began producing in March 2004.

Results of Operations

     During 2004, the sellers of the Unit drilled 5 producing gas wells and from the new wells the Unit earned total revenues of $520,378. The cost of production and depletion of the five wells for the year ended 2004 came to $109,949, leaving net income of $410,429.

     By November 1, 2005, the sellers drilled another four wells which were successful. The four new wells pushed revenues to $902,247 for the ten month period from January 1, 2005 to November 1, 2005. The cost of production and depletion of the wells totaled $264,991, leaving a net income of $637,256.

Liquidity and Capital Resources

2004

     At the end of 2003 the owners of the Unit were required to invest a nominal amount of cash $17,473 to start the drilling of the first wells. By December 31, 2004, the Unit had drilled five wells with a net capitalized cost of $355,603 and had total current assets of $236,659 of which $138,491 was in accounts receivable and $98,168 in drilling advances. The Unit's current liabilities at December 31, 2004 were $55,694, which gave the Unit positive working capital of $180,965 as of December 31, 2004. The Unit's total gas properties totaled
$355,603  as  of  December  31,  2004.

2005

     By November 1, 2005, the Unit had drilled four additional wells and its net capitalized costs to date were $593,281 and its current assets as of November 1, 2005 totaled $381,751. The Unit's current assets were derived from accounts receivable outstanding of $292,029 and $89,722 in drilling advances as of November 1, 2005. With the current assets totaling $381,751 and current liabilities of $70,467, the Unit's working capital as of November 1, 2005 totaled $311,284. The Unit's total gas properties were $493,281 as of November 1, 2005.

     The additional working capital at the end of 2004 of $180,965 and $311,284 at November 1, 2005, gave the owners of the Unit the additional capital needed to continue the drilling program to develop the field.

Cash Flow Activities

2004

     The Unit was in the beginning stages of its development with multiple mineral owners investing capital to develop the field in early 2004. In 2004 five wells were drilled and $282,096 in cash was received by production of the wells and we have made the assumption that the current owners reinvested the cash in the Unit. An additional $105,914 in cash was needed by the current owner contributions to fund the total capital expenditures for the year ended December 31, 2004 of $388,010.

2005

     Throughout 2005, the five wells were producing on a regular basis along with four newly drilled and developed wells. We have made the assumption that the owners invested the cash received from the Units operations into the capital expenditures for the wells. The net cash received from operations was $663,113, of which $391,978 was reinvested and the balance of $271,135 was assumed to have been distributed to the current owners.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     Effective November 1, 2005, we entered into the Purchase and Sale Agreement with the Seller, as described above, and agreed to pay the Seller an aggregate of $1,890,000, as described in greater detail above under "Item 2.01 Entry Into A Material Definitive Agreement."

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

     The Company had previously reported in Item 4.02 in its original 8-K filing and amendment number 1 to this original 8-K filing, that on November 3, 2005, our Chief Executive Officer and Chief Financial Officer, Edward R. DeStefano concluded that the Company's unaudited financial statements for the three months ended March 31, 2005, which are included in the Company's Form 10-QSB for the three months ended March 31, 2005, filed with the Commission on May 16, 2005, and the Company's unaudited financial statements for the three and six months ended June 30, 2005, which are included in the Company's Form 10-QSB for the quarter ended June 30, 2005, filed with the Commission on August 22, 2005, could no longer be relied upon and that the Company's audited financial statements for the year ended December 31, 2004, which were included in its Form 10-KSB for the fiscal year ended December 31, 2004, which was filed with the Commission on March 31, 2005, could no longer be relied upon.

      In connection with the initial filing of a Registration Statement on Form SB-2 ("Form SB-2") on August 5, 2005, and in the customary course of SEC review of the Form SB-2 and other prior Company filings, the SEC issued a comment letter (the "Comment Letter") to the Company dated October 19, 2005. The Comment Letter included comments indicating that the Company's accounting for the secured convertible debt ("Convertible Note") was not in accordance with U.S. generally accepted accounting principles. Specifically, the Convertible Note was deemed to not meet the definition of a "conventional convertible note," and therefore, embedded derivatives included therein such as the Convertible Note feature, stock warrants and stock options issued to the lender, and certain other provisions, should have been accounted for as derivative liabilities and not initially recorded as beneficial conversion features within stockholders' equity.

     The Company is currently addressing the Comment Letter and has since filed its amended 2004 annual report on Form 10-KSB/A (filed with the Commission on December 7, 2005); and its amended 2005 first quarter report on Form 10-QSB/A (filed with the Commission on December 8, 2005), which contained restated financial information for the year ended December 31, 2004 and the quarter ended March 31, 2005, respectively. On December 2, 2005, the Company received another comment letter from the SEC, which revised in part, the previous guidance on accounting for the embedded derivatives on the Convertible Note. The Company utilized this revised guidance, together with the original guidance as still in effect, and filed its amended 2005 second quarter report on Form 10-QSB/A (filed with the Commission on December 20, 2005). On December 20, 2005, the Company filed its report on Form 10-QSB for the quarter ended September 30, 2005. On December 30, 2005, the Company filed a Form RW announcing its withdrawal of its Registration Statement on Form SB-2, so that it can address all prior SEC Comment Letters prior to moving forward. The Company is currently finalizing its formal response on all prior Comment Letters for submission to the SEC.

     The Company believes that the restatements will be a one time occurrence and that moving forward its Controls and Procedures will once again be effective as the Company has received guidance from the SEC regarding its asset retirement obligation, which has been added to its restated financial statements in connection with the estimated future cost of plugging and abandonment of our oil and gas properties at the estimated end of their oil and gas producing lives; the Laurus Master Fund, Ltd. convertible note accounting involved a highly complex transaction involving an "unconventional" convertible note, and the Company does not anticipate entering into any additional complex financing transactions involving derivatives in the future; the Company is utilizing the guidelines communicated to us by the Commission after various communications regarding accounting for derivatives; the Company has, as of the December 31, 2004 fiscal year end added a certified public accountant to its accounting staff as well as additional outside certified public accountants to manage and review the Company's accounting issues.

ITEM  8.01.  OTHER  EVENTS.

     We previously disclosed our November 4, 2005, Amendment Agreement with Laurus Master Fund, Ltd. ("Laurus") under this Item 8.01 "Other Events" in our Form 8-K filing, filed with the Commission on November 7, 2005, as well as Amendment No. 1 to this 8-K filing, filed with the Commission on December 6, 2005. As of the date of this Report, our Amendment Agreement with Laurus has been superseded by the Third Amendment Agreement entered into with Laurus on December 30, 2005, and the transactions related thereto, which are described in greater detail in our Report on Form 8-K filed with the Commission on January 4, 2006. As a result, the prior information regarding Laurus and our November 4, 2005 Amendment Agreement has been removed from this amended Form 8-K filing.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(A)  FINANCIAL  STATEMENTS  OF  THE  LINDOLM-HANSON  GAS  UNIT  ACQUISITION

     Attached hereto as Exhibit 99.1.

(B)  PRO  FORMA  FINANCIAL  INFORMATION:

     Attached hereto as Exhibit 99.2.

(C)  EXHIBITS:

10.1(1)     Securities  Purchase  Agreement

10.2(1)     Secured  Convertible  Term  Note

10.3(1)     Common  Stock  Purchase  Warrant

10.4(1)     Master  Security  Agreement

10.5(1)     Registration  Rights  Agreement

10.6(1)     Option  Agreement

10.7(2)     September  2,  2005  Purchase  and  Sale  Agreement

10.8(3)     Securities  Purchase  Agreement

10.9(3)     Secured  Term  Note

10.10(3)    Reaffirmation  and  Ratification  Agreement

10.11(3)    Funds  Escrow  Agreement

10.12(3) Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production in Wharton County, Texas

10.13(3) Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production in McMullen County, Texas

10.14(3) Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production in Matagorda County, Texas

10.15(4)    Purchase  and  Sale  Agreement  dated  November 1, 2005 and exhibits

10.16(4)    Amendment  to Purchase  and  Sale  Agreement  dated November 2, 2005

10.17(4)    Amendment  Agreement  to  June  2005  Securities  Purchase Agreement

99.1*       Financial Statements of the Lindholm-Hanson Gas Unit

99.2*       Pro Forma Financial Information

(1) Filed as exhibits to our Report on Form 8-K filed with the Commission on July 8, 2005, and incorporated herein by reference.

(2) Filed as exhibit 10.1 to our Report on Form 8-K filed with the Commission on September 7, 2005, and incorporated herein by reference.

(3) Filed as exhibits to our Report on Form 8-K filed with the Commission on September 21, 2005, and incorporated herein by reference.


(4) Filed as exhibits to our Report on Form 8-K filed with the Commission on November 7, 2005, and incorporated herein by reference.

* Filed herewith.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NEW  CENTURY  ENERGY  CORP.

                                         /s/  Edward  R.  DeStefano
                                         ---------------------------
                                         Edward  R.  DeStefano,
                                         President



May 8, 2006

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